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                                                                    Exhibit 10.9

                             WAIVER AND EXTENSION TO
                          CREDIT AND GUARANTY AGREEMENT

          THIS WAIVER AND EXTENSION TO CREDIT AND GUARANTY AGREEMENT, dated as of November 28, 2006 (this "WAIVER"), by and among NaviSite, Inc., a Delaware corporation ("COMPANY"), the Subsidiaries of the Company party hereto, as Guarantors ("GUARANTORS"), the Lenders (defined below) party hereto and Silver Point Finance, LLC ("SILVER POINT"), as Administrative Agent ("ADMINISTRATIVE AGENT").

                                    RECITALS:

          WHEREAS, the Company, the Guarantors, the lenders party thereto (the "LENDERS"), the Administrative Agent and Silver Point, as Collateral Agent, are parties to that certain Credit and Guaranty Agreement dated as of April 11, 2006, as amended by that certain Amendment No. 1 to Credit and Guaranty Agreement dated as of June 2, 2006 and Amendment No. 2 and Waiver to Credit and Guaranty Agreement dated as of September 26, 2006 (the "CREDIT AGREEMENT"; capitalized terms used and not defined herein shall have the meanings set forth in the Credit Agreement after giving effect to this Waiver); and

          WHEREAS, the Company has requested that the Lenders waive compliance by the Company with Section 6.8(a) of the Credit Agreement (Fixed Charge Coverage Ratio) for the Company's Fiscal Quarter ending October 31,2006;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1 Waiver.

          Upon the effectiveness of this Waiver in accordance with Section 3 hereof, each of the Lenders party hereto hereby waives compliance by the Company with the requirements of Section 6.8(a) of the Credit Agreement (Fixed Charge Coverage Ratio) for the Company's Fiscal Quarter ending October 31, 2006, and hereby further waives any Default or Event of Default that may have arisen prior to the date hereof under Section 8(c) of the Credit Agreement in connection with such non-compliance.

     Section 2 Extensions.

          Upon the effectiveness of this Waiver in accordance with Section 3 hereof, each of the Lenders party hereto hereby consents to the extensions of the time periods contained on Schedule 5.15 of the Credit Agreement that are reflected on Annex I hereto.

     Section 3 Conditions to Effectiveness of this Waiver.

          This Waiver shall be effective as of the date hereof, upon the satisfaction (or waiver) of the following conditions precedent:

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               (a) the Administrative Agent shall have received counterparts to this Waiver duly executed and delivered by the Company, each Guarantor and the Requisite Lenders;

               (b) the Company shall have paid all costs, fees and expenses incurred by the Administrative Agent in connection with the preparation of this Waiver;

               (c) after giving effect to this Waiver, no Default or Event of Default shall have occurred and be continuing; and

               (d) after giving effect to this Waiver, the representations and warranties contained herein and in the Credit Documents shall be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

     Section 5 Representations and Warranties.

          The Company and each Guarantor hereby represent and warrant to each Lender, the Administrative Agent and the Collateral Agent that (a) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (b) it has all requisite power and authority to enter into is Waiver, (c) the execution, delivery and performance by it of this Waiver (i) has been duly authorized by all necessary organizational action and
(ii) does not and will not (A) violate any provision of any law or any governmental rule or regulation applicable to it or any of the Organizational Documents; (B) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation binding on it or (C) result in or require the creation or imposition of any Lien upon any of its properties or assets and (d) this Waiver has been duly executed and delivered by it and is its legally valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     Section 6 Miscellaneous.

               (a) The waiver set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or acknowledgment of, any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Credit Document or of the same provision of the Credit Agreement for any subsequent period or (ii) prejudice any right or remedy which the Administrative Agent, the Collateral Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Credit Document. This Waiver shall be construed in connection with and as part of the
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     Credit Agreement, and all terms, conditions, representations, warranties, covenants and agreements set forth in the Credit Agreement, each other Credit Document and each other instrument or agreement referred to therein, except as herein waived, are hereby ratified and confirmed and shall remain in full force and effect.

               (b) Nothing contained in this Waiver shall extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Liens created under or affect the priority of any Collateral Document.

               (c) This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Waiver by telefacsimile or a .PDF by electronic mail shall be equally as effective as delivery of an original executed counterpart of this Waiver. Any party delivering an executed counterpart of this Waiver by telefacsimile also shall deliver an original executed counterpart of this Waiver but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Waiver.

               (d) Any provision of this Waiver which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

               (e) THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.

               (f) Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Waiver.

               (g) EACH GUARANTOR HEREBY CONSENTS TO THIS WAIVER AND HEREBY CONFIRMS AND AGREES THAT (A) NOTWITHSTANDING THE EFFECTIVENESS OF THIS WAIVER, ITS OBLIGATIONS UNDER SECTION 7 OF THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENT ARE, AND SHALL CONTINUE TO BE, IN FULL FORCE AND EFFECT AND ARE HEREBY RATIFIED AND CONFIRMED IN ALL RESPECTS AND (B) THE COLLATERAL DOCUMENTS TO WHICH IT IS A PARTY AND ALL OF THE

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     COLLATERAL DESCRIBED THEREIN DO, AND SHALL CONTINUE TO, SECURE THE PAYMENT
     OF ALL OF THE OBLIGATIONS SECURED THEREBY.

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          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        Company:

                                        NAVISITE, INC.


                                        By: /s/ John J. Gavin Jr.
                                            ------------------------------------
                                        Name: John J. Gavin Jr.
                                        Title: CFO and Treasurer

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                                        Guarantors:

                                        AVASTA, INC.
                                        CLEARBLUE TECHNOLOGIES MANAGEMENT, INC.
                                        CLEARBLUE TECHNOLOGIES/CHICAGO-WELLS,
                                           INC.
                                        CLEARBLUE TECHNOLOGIES/LAS VEGAS, INC.
                                        CLEARBLUE TECHNOLOGIES/LOS ANGELES,
                                           INC.
                                        CLEARBLUE TECHNOLOGIES/MILWAUKEE, INC.
                                        CLEARBLUE TECHNOLOGIES/OAK BROOK, INC.
                                        CLEARBLUE TECHNOLOGIES/VIENNA, INC.
                                        CLEARBLUE TECHNOLOGIES/DALLAS, INC.
                                        CLEARBLUE TECHNOLOGIES/NEW YORK, INC.
                                        CLEARBLUE TECHNOLOGIES/SAN FRANCISCO,
                                           INC.
                                        CLEARBLUE TECHNOLOGIES/SANTA CLARA,
                                           INC.
                                        CONXION CORPORATION
                                        INTREPID ACQUISITION CORP.
                                        LEXINGTON ACQUISITION CORP.
                                        MANAGEDOPS.COM, INC.
                                        SUREBRIDGE ACQUISITION CORP.
                                        SUREBRIDGE SERVICES, INC.
                                        SITEROCK CORPORATION
                                        NAVISITE ACQUISITION SUBSIDIARY, INC.


                                        By: /s/ John J. Gavin Jr.
                                            ------------------------------------
                                        Name: John J. Gavin Jr.
                                        Title: CFO and Treasurer

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                                        SILVER POINT FINANCE, LLC,
                                        as Administrative Agent


                                        By: /s/ Richard Petrilli
                                            ------------------------------------
                                        Name: Richard Petrilli
                                        Title: Authorized Signatory

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                                        FIELD POINT I, LTD.,
                                        as a Lender


                                        By: /s/ Richard Petrilli
                                            ------------------------------------
                                        Name: Richard Petrilli
                                        Title: Authorized Signatory

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                                        FIELD POINT II, LTD.,
                                        as a Lender


                                        By: /s/ Richard Petrilli
                                            ------------------------------------
                                        Name: Richard Petrilli
                                        Title: Authorized Signatory

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                                        FIELD POINT III, LTD.,
                                        as a Lender


                                        By: /s/ Richard Petrilli
                                            ------------------------------------
                                        Name: Richard Petrilli
                                        Title: Authorized Signatory

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                                        SPCP GROUP III, LLC
                                        as a Lender


                                        By: /s/ Richard Petrilli
                                            ------------------------------------
                                        Name: Richard Petrilli
                                        Title: Authorized Signatory

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                                        SPCP GROUP, L.L.C.
                                        as a Lender


                                        By: /s/ Richard Petrilli
                                            ------------------------------------
                                        Name: Richard Petrilli
                                        Title: Authorized Signatory

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                                        SPF CDO I, LLC,
                                        as a Lender


                                        By: /s/ Richard Petrilli
                                            ------------------------------------
                                        Name: Richard Petrilli
                                        Title: Authorized Signatory

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                                ANNEX I TO WAIVER

                Extension regarding certain Post-Closing Matters

As to existing lien filing related matters:

          (i) Company will provide to Administrative Agent on or before December 8,2006, agreements terminating or releasing all copyright and trademark lien filings made against SSI by Fleet National Bank or its successor, in form and substance satisfactory to Lender; and

          (ii) on or before December 8, 2006, the Company will dissolve siteRock Corporation or, in the alternative, cause all UCC-1 filings made against such company as of the Closing Date to be terminated.